March 5, 1997


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

          Re:  First Variable Rate Fund for Government Income
               File Numbers 811-2633 and 2-56809


Ladies and Gentlemen:

     Pursuant to Rule 30b2-1 of the Investment Company Act of 1940, attached is the Annual Report to Shareholders for the year ended December 31, 1996, for the above-referenced Registrant.


Sincerely,




Nana Juarbe
Administrative Assistant

                               CALVERT FIRST GOVERNMENT
                                    MONEY MARKET FUND

Dear Investor:
     Investors' changing outlook for Federal Reserve monetary policy caused above-average volatility in the financial markets. In general, bond yields trended higher during the first half of the year in anticipation of a Fed tightening and then retraced a bit during the second half when Gross Domestic Product and other indications of pricing pressures appeared to lessen.
     Money market investments turned in modestly good returns, considering the current low rates available on short-term securities. Most longer-term fixed-income investments also managed to generate positive returns, but yields covered a good bit of ground during the course of the year. The benchmark 30-year Treasury bond fluctuated within a fairly wide band of about 125 basis points but closed 1996 just 60 basis points above its year-ago level. Stocks posted very strong returns, for the second consecutive year. The Standard & Poor's 500 Stock Index rose about 23%.

Fund Performance and Strategy Review
     The anticipated rise in short-term rates did not materialize during 1996. Despite wide-spread expectations that the Federal Reserve would step in and tighten monetary policy to slow economic growth, the Fed took no action after a January rate cut.

                         Compound Dividend Yield

                           (Graph Appears Here)
     Twelve
     Months                                                        5.22%
     Ended                                                          5.26%
     12/31/95

     Twelve
     Months                                                4.79%
     Ended                                               4.75%
     12/31/96

               0.0%    1.0%    2.0%    3.0%     4.0%     5.0%       6.0%


     The First Government Money Market Fund generated a competitive level of income during this 12-month period, but the yield was below its year-ago level due to the lower rates available on money market securities. We kept the Fund's weighted average maturity near the low end of its target range for the first six months of 1996. At that time, we were anticipating a rise in short-term rates, and we wanted to be able to quickly roll assets into higher yielding securities. We began to modestly extend maturity late in the year , when it appeared less likely that the Fed would take immediate steps to raise rates.



Outlook
     Yields will likely continue to fluctuate during the first quarter of 1997, but we don't expect to see a clear trend in place until after the next Federal Reserve Open Market Committee meeting. The Fed might then adopt a bias toward a tighter monetary policy, and rates might move a bit higher. This would be good news for money market investors who have endured two years of very low interest rates.

Sincerely,




David Rochat
Senior Vice President
January 21, 1997



                         Portfolio Statistics

                      Weighted Average Maturity

                    6/30/96             12/31/96

                    44 days             45 days



                    Average Annual Total Returns
                     for periods ended 12/31/96

               One Year                      4.79%
               Five Year                     3.95%
               Ten Year                      5.42%
               Since Inception (12/76)       7.67%




                             Hypothetical Performance

                 Calvert National Intermediate Portfolio
           Change in value of a hypothetical $10,000 investment.

                              (Graph appears here)



                   12/31/96   12/31/95  12/31/94  12/31/93  12/31/92  12/31/91

FIRST GOV.M.M.     $16,953    $16,178   $15,376   $14,834   $14,445    $13,971



                   12/31/90   12/31/89  12/31/88  12/31/87  1/1/87

FIRST GOV.M.M.     $13,223    $12,289   $11,320   $10,589   $10,000




                           Ratings Breakdown

The Fund invests solely in debt obligations issued or guaranteed by the United States, its agencies or instrumentalities, assignments of interest in such obligations, and commitments to purchase such obligations ("U.S. Government-backed obligations"). The Fund may invest in U.S.
Government-backed obligations subject to repurchase aagreements with the recognized securities dealers and banks.


Total returns assume reinvestment of dividends. Past performance is no guarantee of future results.


                         Report of Independent Accountants

     To the Board of Trustees of First Variable Rate Fund for Government Income and Shareholders of Calvert First Government Money Market Fund:

     We have audited the accompanying statement of net assets of Calvert First Government Money Market Fund (one of the portfolios comprising the First Variable Rate Fund for Government Income) as of December 31, 1996, and the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert First Government Money Market Fund as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                    COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
February 7, 1997


Statement of Net Assets
December 31, 1996

 U.S. Government                                       Principal
 Agency Obligations - 69.2%                              Amount       Value

Federal Farm Credit Bank, Discount Note, 1/21/97 $3,005,000 $2,996,286 Federal Home Loan Bank Notes:
     7.02%, 3/3/97                                    4,000,000       4,009,478
     4.52%, 2/7/97                                    2,000,000       1,998,030
Federal Home Loan Bank, Discount Notes:
     1/30/97                                          4,000,000       3,982,826
     2/3/97                                           2,000,000       1,990,045
     2/18/97                                          4,000,000       3,971,680
     2/21/97                                          3,000,000       2,977,560
     3/7/97                                           2,365,000       2,342,411
     3/27/97                                          5,000,000       4,938,139
     4/30/97                                          2,075,000       2,039,264
Federal Home Loan Mortgage Corporation, Discount Notes:
     1/6/97                                           8,475,000       8,468,644
     1/14/97                                         10,000,000       9,980,753
     1/24/97                                         12,182,000      12,141,340
     2/7/97                                          20,000,000      19,891,878
     3/6/97                                           5,000,000       4,953,600
Federal National Mortgage Association, Discount Notes:
     1/21/97                                          7,000,000       6,978,644
     1/22/97                                          1,605,000       1,600,103
     1/28/97                                          2,000,000       1,992,170
     1/29/97                                          8,985,000       8,948,463
     2/10/97                                         12,000,000      11,929,733
     2/14/97                                          6,000,000       5,961,353
     2/18/97                                          5,000,000       4,965,200
     2/19/97                                          2,000,000       1,985,218
     2/27/97                                          3,000,000       2,974,255
     3/17/97                                          3,000,000       2,966,000
     3/18/97                                          5,000,000       4,944,689
     3/31/97                                          7,000,000       6,907,069
Student Loan Marketing Association, Variable Rate,
     2/14/97                                            475,000         474,988
Tennessee Valley Authority, Discount Notes:
     1/9/97                                           6,570,000       6,562,306
     4/8/97                                          10,000,000       9,858,811

   Total U.S. Government Agency Obligations (Cost $165,730,845)     165,730,936

 Depository Receipts for U.S.
 Government Guaranteed Loans - 10.7% (+)

 Colson Services Corporation Loan Sets (*):


     9.34375%, 1/13/98                                   22,635          22,643
     8.50%, 8/10/99                                      64,572          65,681
     8.34375%, 1/17/10                                  104,174         108,805
     8.25%, 2/3/2-5/6/11                                499,042         510,058

Depository Receipts for U.S.                         Principal
Government Guaranteed Loans (Cont'd)                    Amount       Value

     8.09375%, 2/28/00-3/12/00                       $243,588    $ 244,314
     8.00%, 6/2/97-6/1/07                              66,291       68,588
     8.00%, 4/28/97-9/6/00                             64,745       66,126
     7.25%, 6/5/09-3/23/12                          2,415,532    2,447,849
     7.125%, 2/25/02-9/9/06                           238,369      240,520
     7.125%, 3/12/05-5/29/12                        2,181,833    2,186,347
     7.00%, 8/1/10-1/22/11                            851,795      852,812
     7.00%, 3/19/11-8/10/12                        11,341,382   11,367,276
     7.00%, 10/30/01-9/2/12                         4,810,090    4,820,526
     6.84375%, 12/22/97-4/26/09                     1,124,719    1,129,078
     7.09375%, 10/1/98-7/26/10                      1,314,249    1,315,662
     6.59375%, 4/21/98-5/18/02                        100,725      100,838

   Total Depository Receipts for U.S. Government Guaranteed Loans
     (Cost $25,547,123)                                         25,547,123

 U.S. Treasury Issues - 6.3%

 U.S. Treasury Notes, 5.875%, 7/31/97              15,000,000   15,042,360



   Total U.S. Treasury Issues (Cost $15,042,360)                15,042,360


 Variable Rate Loans Guaranteed by Agencies of the U.S. Government - 1.4% (+)

Loan pools:
     9.125%, 6/25/98                                   27,096       30,388
     8.34375%, 3/30/99                                 42,345       42,345
     7.375%, 3/25/10                                   59,686       59,383
     6.75%, 8/15/12                                 2,183,818    2,152,225
     6.00%, 3/1/07                                  1,212,645    1,186,526

   Total Variable Rate Loans Guaranteed by Agencies of the
     U.S. Government (Cost $3,470,867)                           3,470,867


 Repurchase Agreements, for Delivery at
 Cost, Collateralized by Securities Issued or Guaranteed by the U.S. Government - 11.6%


Donaldson, Lufkin & Jenrette Securities, Inc.: dated 12/31/96, due 1/2/97
   ($14,074,495 U.S. Treasury Coupon Strip, 7/15/02 & $13,733,375
   U.S. Treasury Coupon Strip, 5/15/14)            27,700,000   27,700,000


   Total Repurchase Agreements (Cost $27,700,000)               27,700,000

     TOTAL INVESTMENTS (Cost $237,491,286) - 99.2%             237,491,286
     Other assets and liabilities, net - 0.8%                    1,928,323

     Net Assets - 100.0%                                      $239,419,609


 Net Assets Consist of:                                               Value

Paid-in capital applicable to 239,909,937 outstanding
     shares of beneficial interest, unlimited number of
     no par shares authorized                                 $239,663,249
Undistributed net investment income (loss)                          27,597
Accumulated net realized gain (loss) on investments               (271,237)

          Net Assets                                          $239,419,609

          Net Asset Value per Share                                  $1.00



Statement of Operations
Year Ended December 31, 1996

Net Investment Income

Investment Income
   Interest income                                              $13,731,314


Expenses
   Investment advisory fee                                        1,238,849
   Transfer agency fees and expenses                                561,279
   Trustees' fees and expenses                                       24,721
   Custodian fees                                                    31,592
   Registration fees                                                 61,782
   Reports to shareholders                                          126,410
   Professional fees                                                 34,895
   Miscellaneous                                                     63,123

     Total expenses                                               2,142,651
     Fees paid indirectly                                           (31,592)

       Net expenses                                               2,111,059


         Net Investment Income                                   11,620,255


 Realized Gain (Loss) on Investments


Net realized gain (loss)                                             18,329


       Increase (Decrease) in Net Assets
       Resulting from Operations                                $11,638,584



Statements of Changes in Net Assets

                                                  Year Ended     Year Ended
                                                  December 31,   December 31,
Increase (Decrease) in Net Assets                      1996           1995

Operations
   Net investment income                           $11,620,255   $11,927,149
   Net realized gain (loss)                             18,329        26,318


       Increase (Decrease) in Net Assets
       Resulting from Operations                    11,638,584    11,953,467


Distributions to shareholders from
   Net investment income                           (11,593,209)  (12,034,495)


Capital share transactions
   Shares sold                                     380,258,409   353,189,418
   Reinvestment of distributions                    11,294,463    11,826,953
   Shares redeemed                                (393,328,271) (353,969,141)


     Total capital share transactions               (1,775,399)   11,047,230


Total Increase (Decrease) in Net Assets             (1,730,024)   10,966,202

Net Assets


Beginning of year                                  241,149,633   230,183,431

End of year (including undistributed net investment
   income of $27,597 and $551, respectively)      $239,419,609  $241,149,633


Capital Share Activity
Shares sold                                        380,258,409   353,189,418
Reinvestment of distributions                       11,294,463    11,826,953
Shares redeemed                                   (393,328,271) (353,969,141)

   Net share activity                               (1,775,399)   11,047,230




Notes to Financial Statements

Note A-Significant Accounting Policies
     General: The Calvert First Government Money Market Fund (the "Fund"), a series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers shares of beneficial interest to the public with no sales charge.

     Security   Valuation:   Securities  are  valued  at  amortized  cost  which
approximates market.

     Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

     Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

     Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

     Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.


Note B-Related Party Transactions
     Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .50% on the first $500 million, .45% on the next $400 million, .40% on the next $400 million, .35% on the next $700 million and .30% on the excess of $2 billion.

     Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund.

     Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

     Each Trustee who is not affiliated with the Advisor received an annual fee of $20,250 plus up to $1,200 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served. Effective August 1, 1996, annual fees and meeting fees were increased to $20,500 and $1,500, respectively.


Note C-Investment Activity
     The cost of investments owned at December 31, 1996 was substantially the same for federal income tax and financial reporting purposes. Net realized capital loss carryforwards, for federal income tax purposes, of $271,237 at December 31, 1996 may be utilized to offset current and future capital gains until expiration through 2001.


Financial Highlights
                                                    Years Ended
                                                    December 31,
                                         1996          1995           1994

Net asset value, beginning               $1.00         $1.00          $1.00

Income from investment operations
   Net investment income                  .047          .051           .036

Distributions from
   Net investment income                  (.047)       (.051)        (.036)

Net asset value, ending                  $1.00         $1.00          $1.00


Total return                              4.79%         5.22%         3.66%

Ratios to average net assets:
   Net investment income                 4.69%         5.04%          3.56%

   Total expenses +                       .86%          .89%            --

   Net expenses                           .85%          .88%           .81%
Net assets, ending (in thousands)     $239,420      $241,150       $230,183
Number of shares outstanding,
   ending (in thousands)               239,910       241,685        230,618



                                                            Years Ended
                                                            December 31,

                                                       1993           1992

Net asset value, beginning                             $1.00          $1.00

Income from investment operations
   Net investment income                                .027           .033

Distributions from
   Net investment income                              (.027)         (.033)

Net asset value, ending                                $1.00          $1.00


Total return                                           2.70%          3.40%

Ratios to average net assets:
   Net investment income                               2.66%          3.30%
   Total expenses +                                      --            --

   Net expenses                                         .81%           .82%
Net assets, ending (in thousands)                   $263,260       $314,999
Number of shares outstanding,
   ending (in thousands)                             263,930        315,667